SUPPLEMENT

Security Large Cap Value Fund
Security Equity Fund
Security Mid Cap Growth Fund
Members of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated August 9, 2004,
to Prospectus Dated February 1, 2004, as supplemented April 22, 2004

Effective August 1, 2004, Rajeev Bahman assumed co-portfolio management responsibilities for the Security Global Fund. Accordingly, the information under the "Global Fund" heading of the "Sub-Advisers" section of the Prospectus is amended by adding the following:

GLOBAL FUND

Rajeev Bahman, Vice President of OppenheimerFunds, and portfolio manager of other Oppenheimer funds. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from the Katholieke Universiteit te Leuven in Belgium. He is a Chartered Financial Analyst.

Investors should retain this supplement with the prospectus for future reference.